Cover	Jun. 12, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002121096
Document Type	S-6
Entity Registrant Name	FT 13002
Document Period End Date	Jun. 12, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in companies headquartered or incorporated in the United States. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the industrials sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in a diversified portfolio of common stocks of companies that exhibit financial strength from three distinct segments of the market. The three market segments are approximately weighted based on the following allocations as of the date the portfolio was selected:

Capital Strength	33%
Dividend Strength	33%
SMid Capital Strength	33%

The first step in the selection process is to identify each universe for the three market segments.

Capital Strength. The initial universe of Capital Strength stocks is the S&P 500® Index. This universe is reduced by screening for companies with long-term debt to market value of equity ratios of less than 30%, return on equity ratios of greater than 15%, and a cash and cash equivalents balance of greater than $1 billion.

Dividend Strength. The initial universe of Dividend Strength stocks is the S&P 1500® Index. This universe is reduced by screening for companies with a market capitalization above $1 billion, a long-term debt to market value of equity ratio of less than 40%, a return on equity ratio of greater than 10%, an indicated dividend yield of greater than 1.5%, a 5-year dividend growth rate of greater than 5%, and a dividend payout ratio below 50%.

SMid Capital Strength. The initial universe of SMid Capital Strength is all stocks in the S&P MidCap 400® Index and the S&P SmallCap 600® Index. This universe is reduced by screening for companies with long-term debt to market value of equity ratios of less than 30%, return on equity ratios of greater than 15%, and a cash and cash equivalents balance of greater than $100 million.

The next step for each market segment is to calculate an estimated value for each of the companies utilizing a Cash Flow Return on Investment (“CFROI”) method. The CFROI method compares an estimate of a company’s internal rate of return against an estimate of a company’s cost of capital. Companies that generate returns in excess of their capital costs are favored over companies that do not. A secondary valuation is also made employing a concept called Economic Margin (“EM”). EM measures the return a company earns versus its cost of capital to determine if a company is generating wealth. The companies which currently trade at an attractive market price relative to their estimated value are favored over companies that do not.

After considering the above valuations, equity analysts select the stocks for each market segment with the best prospects to meet the investment objective, that trade at attractive valuations relative to their estimated value, and, in the opinion of the equity analysts, are likely to exceed market expectations of future cash flows.

The final selected portfolio is comprised of 30 Capital Strength stocks, 25 Dividend Strength stocks and 40 SMid Capital Strength stocks. Within each market segment, the stocks are approximately equally weighted.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities and large capitalization companies.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.